UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1548

Armstrong Associates, Inc.

(Exact name of registrant as specified in charter)

Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Address of principal executive offices)

C. K. Lawson
Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Name and address of agent for service)

Registrant's telephone number: 214-720-9101

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

ITEM 1.                      SHAREHOLDERS REPORT.

Management Report

Dear shareholders,

At the end of Armstrong’s fiscal year on June 30, 2009, the Fund had total net assets of $12,270,663 and a per share price of $8.69, not including the $0.48 of income and capital gain distributions made in December.

Stocks endured a historically difficult and volatile environment during the Fund’s fiscal year.  For the 12 months, Armstrong recorded a total investment decline of -22.39%, assuming the reinvestment of capital gain and income distributions.  In comparison, the capitalization-weighted Standard & Poor’s 500 Index had a total return decline of -26.21% and the equally-weighted Value Line Composite Index, consisting of approximately 1,700 stocks, had a price decline of -34.20%.

Since the market lows in March, U.S. equity markets have been in a recovery mode and have trimmed a portion of the losses experienced earlier in the year.  The level of forced equity sales and general investor capitulation that helped establish the market lows has diminished significantly.  Record low interest rate levels and the growing perception of a possibly improved 2010 economic outlook have also contributed to the more stable market environment seen recently.

Although there continues to be numerous important unresolved political and economic issues, past market experience indicates that recovery periods following major market declines, such as in those periods following 1973-1974, 1987-1988 and 2001-2002, can offer important and extended periods of investment opportunity.  While there is always the concern that “this time it might be different”, we believe the best approach at this time is to take a flexible and constructive view of equity investments.

We are pleased to announce that George Y. Banks, retired partner of the accounting firm of Grant Thornton, L.L.P., has joined Armstrong’s Board of Directors.  Mr. Banks has had broad experience in auditing financial institutions, including the audit of Armstrong Associates for a number of years. We are looking forward to the benefits of Mr. Banks’ professional insight and judgment as a member of Armstrong’s Board.

Please call or write if you have questions concerning your Armstrong investment.

Sincerely,

C.K. Lawson
President

August 23, 2009

Graphs of Historical Performance and Related Comments

The following graphs compare the change in value over the past ten and thirty-five years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poor’s Composite Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index").

The graphs assume that investment in the Fund, which has never been managed to emulate any particular market index, was made at the Fund's net asset value at the beginning of the 10 and 35 year periods and reflect the net asset value of the investment at the end of each of the years indicated in the period with all dividends and distributions by the Fund reinvested. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index. The Value Line Index reflects only changes in the prices of the securities included in the index and does not include dividend reinvestments.

The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index. Stocks included in the Value Line Index are equally-weighted to reflect the average price change in the stocks included in the index.

Comparison of Change in Value of $10,000 Investment in
Armstrong Associates, Inc., the S&P 500 Index and the Value Line Composite Index
for the 10 and 35 Years Ending June 30, 2009

A – Armstrong Associates      B – S&P 500      C – Value Line Composite

Note: The dollar figures and graphs reflect total returns for Armstrong Associates and the S&P 500 Index.
The graph and dollar values for the Value Line Composite do not include any dividend returns but simply represents price performance.

The graph and table do not reflect the deduction of any taxes that a shareholder might be required to pay on fund distributions or on the redemption of fund shares. Past performance is not predictive of future performance.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  The following is an Example of the Fund expenses based on an investment of $1,000 invested for the six months ended June 30, 2009.  The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to enable you to compare these costs with the ongoing costs of investing in other mutual funds.

Example
	Beginning Account Value December 31, 2008	Ending Account Value June 30, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,016.37	$6.91
Hypothetical	$1,000.00	$1,018.06	$6.94
(5% return before expenses)

*Expenses are equal to Armstrong Associates annualized expense ratio of 1.36%, multiplied by the average  account value over the period, multiplied by 184/365 days.

Actual Expenses
The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $11,200 account value divided by $1,000 = 11.2), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purpose
The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses ratio and an assumed rate of return of 5% per year before expense, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate that actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with 5% hypothetical examples that appear in the shareholder reports of the funds. You may want to add other fees that are not included in the expenses shown in the table such as IRA fees and charges for extra services such as bank wires.

Please note that the expenses shown in the table above are meant to highlight your ongoing costs only and do nor reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (Note that there are no transaction costs associated with Armstrong Associates shares transactions). Therefore, the second line of the table above is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Statement of Assets and Liabilities — June 30, 2009

Assets:
Investments in securities at market value (identified cost, $8,920,680)	$12,181,692
Cash	84,237
Dividends receivable	12,771
Interest receivable	442
Prepaid expenses and other assets	2,405
Total assets	$12,281,547
Liabilities:
Payable to Portfolios, Inc.	$10,276
Accrued expenses and other liabilities	608
Total liabilities	10,884
Net assets	$12,270,663
Net assets consist of
Paid-in capital	$9,406,246
Loss in excess of distributions	(10,142)
Accumulated undistributed net realized loss on investments	(386,453)
Net unrealized appreciation on investments	3,261,012
Net assets applicable to 1,411,299 shares outstanding	$12,270,663
Net asset value per share	$8.69

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets — Years Ended June 30

	2009	2008
Operations:
Net investment income	$51,121	$89,774
Net realized gains (losses) on investments	(210,643)	601,016
Decrease in unrealized appreciation of investments	(3,595,403)	(1,477,653)
Net decrease in net assets resulting from operations	(3,754,925)	(786,863)
Distributions to shareholders
Distribution of interest and dividend income	(70,062)	(94,134)
Distribution of net realized capital gains	(602,536)	(1,156,506)
Decrease in net assets resulting from distributions to shareholders	(672,598)	(1,250,640)
Capital share transactions
Net proceeds from sale of capital stock	168,640	306,332
Net asset value of shares issued as reinvestment of dividends	654,558	1,214,118
Less cost of shares repurchased	902,173	1,111,342
Net increase (decrease) in net assets resulting from capital share transactions	(78,975)	409,108
Total decrease in net assets	(4,506,498)	(1,628,395)
Net assets:
Beginning of year	16,777,161	18,405,556
End of year (a)	$12,270,663	$16,777,161

(a):  At June 30, 2009, net realized investment losses were ($386,453), and distributable losses were ($10,142).

At June 30, 2008, undistributed net realized investment gains were $426,726, and distributable earnings were $8,799.

The accompanying notes are an integral part of these financial statements.

Statement of Operations — Year Ended June 30, 2009

Investment income
Dividends		$200,535
Interest		22,367
		222,902
Operating expenses
Investment advisory services	105,945
Administrative services	16,000
Custodian services	6,442
Transfer agent services	9,993
Audit and tax services	10,500
Registration fees, licenses, and other	5,453
Reports and notices to shareholders	7,048
Directors’ fees	8,600
Insurance premiums	1,800	171,781
Net investment income		51,121
Realized and unrealized losses on investments
Realized losses
Proceeds from sales		1,248,671
Cost of securities sold		(1,459,314)
Net realized losses		(210,643)
Unrealized appreciation
Beginning of year		6,856,415
End of year		3,261,012
Decrease in unrealized appreciation		(3,595,403)
Net realized and unrealized losses on investments		(3,806,046)
Decrease in net assets from operations		$(3,754,925)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — June 30, 2009

	Shares or principal amount	Cost	Market value

COMMON STOCK (70.6%)
Industry and issue
Aerospace, Industrial Products and Materials (13.1%)
The Boeing Company	5,000	$293,580	$212,500
General Electric Company	12,000	106,989	140,640
Caterpillar, Inc.	4,000	267,040	132,160
Praxair, Inc.	10,000	177,403	710,700
United Technologies Corporation	8,000	254,750	415,680
		1,099,762	1,611,680
Business Services and Products (8.0%)
Avery Dennison Corporation	10,000	140,800	256,800
Iron Mountain, Inc.*	15,750	265,081	452,813
Staples, Inc.	13,500	175,875	272,430
		581,756	982,043
Communications and Related (1.6%)
Corning, Inc.	12,000	65,522	192,720
		65,522	192,720
Computer, Software, and Related (4.3%)
Cisco Systems, Inc.*	10,000	176,200	186,500
Dell, Inc.*	10,000	259,343	137,300
Intel Corporation	12,000	201,840	198,600
		637,383	522,400
Consumer Discretionary (7.8%)
GameStop Corporation	6,000	270,478	132,060
Pepsico, Inc.	15,000	87,602	824,400
		358,080	956,460
Consumer Staples (11.5%)
CVS Caremark Corporation	8,000	233,482	254,960
Kimberly Clark Corporation	6,000	227,121	314,580
Procter & Gamble Company	7,051	166,631	360,306
Wal-Mart Stores, Inc.	10,000	123,000	484,400
		750,234	1,414,246
Energy and Related (5.0%)
Halliburton Company	11,000	238,361	227,700
Weatherford International, Inc.	20,000	284,734	391,200
		523,095	618,900

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — June 30, 2009, continued

	Shares or principal amount	Cost	Market value

Environmental Services (8.0%)
Stericycle, Inc.*	4,500	230,318	231,885
Waste Connection, Inc.*	18,000	241,040	466,380
Waste Management, Inc.	10,000	309,300	281,600
		780,658	979,865
Internet Related (1.0%)
Yahoo! Inc.	7,500	260,835	117,450
		260,835	117,450
Medical and Related (10.3%)
Abbott Laboratories	10,000	57,012	470,400
Covidien, Ltd.	2,500	91,778	93,600
Medtronic, Inc.	20,000	190,437	697,800
		339,227	1,261,800
Total common stocks		$5,396,552	$8,657,564

SHORT-TERM DEBT (28.7%)
U.S. Treasury bills due July to September 2009	$3,524,128	$3,524,128
Total investment securities – 99.3%	$8,920,680	$12,181,692
Other assets less liabilities – .7%		88,971
Total net assets – 100.0%		$12,270,663

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — June 30, 2009

Note 1 — Nature of Operations and Summary of Significant Accounting Policies
Nature of Operations
Armstrong Associates, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:
Valuation of Securities
The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market is valued at its last sale price reported prior to the time the assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market is valued, in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and, in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.  When market quotations are not available, a security is valued at the fair market value that is determined in line with the framework established under the Statement of Financial Accounting Standards No. 157 “Fair Value Measurements”.  Using the fair market value to price securities may result in value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Short-term debt securities are carried at cost which approximates market.
Fair Value Measurement
Financial Accounting Standards No. 157, which has been adopted by the Fund, defines fair value, expands disclosure requirements, and specifies a hierarchy of valuation measurement techniques.  The following are the levels of the hierarchy and a brief description of the type of valuation information (inputs) used to determine the value of the Fund’s investments.
•Level 1 - Quoted prices for identical assets in active markets.
•Level 2 - Significant inputs other than Level 1 that are based on observable market data.  These inputs could include, among other things, quoted prices for similar assets in active markets, quoted prices for identical assets in inactive markets and inputs that are observable that are not prices.
•Level 3 - Developed from significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
   All of the Fund’s investments were classified as Level 1 as of June 30, 2009.
Investment Transactions and Investment Income
Investment transactions are recorded on the trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded daily on the accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.
Distributions
Distributions of ordinary income and/or capital gains to shareholders, when made, normally occur in the fourth quarter of the calendar year.

Note 2 — Federal Income Taxes
As of June 30, 2009, the Fund qualified and intends to continue to qualify each fiscal year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended.  By qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note 3 — Purchases and Sales of Securities
For the year ended June 30, 2009, purchases and sales of securities, excluding short-term debt securities and U.S. government obligations, net of commissions, totaled $438,557 and $1,248,671, respectively.
The Fund paid total brokerage commissions aggregating $6,050 in 2009 on purchases and sales of investment securities.  All commissions were paid to unaffiliated broker-dealers.

Note 4 — Investment Advisory, Transfer Agent and Administrative Fees
Portfolios, Inc. (Portfolios) is the investment advisor and transfer agent for the Fund and provides administrative services for the Fund under Investment Advisory, Transfer Agent and Administrative Services Agreements.  An officer and director of Portfolios serves as an officer and director of the Fund.
Under the terms of the Investment Advisory Agreement, the Fund pays Portfolios a fee of .80% per annum of the average net asset value of the Fund.  For the year ended June 30, 2009, investment advisory fees to Portfolios

Notes to Financial Statements — June 30, 2009, continued

amounted to $105,945.  Transfer Agent fees of $8,400 and Administrative Services fees of $16,000, charged in equal monthly installments, were incurred by the Fund for the year ended June 30, 2009.  At June 30, 2009, the Fund owed Portfolios $10,276 in accrued investment advisory, transfer agent and administrative fees.
In order to effectively limit the expenses of the Fund, the advisor has agreed to reimburse the Fund for all expenses (including the advisory fee but excluding the brokerage commissions, taxes, and interest and extraordinary charges such as litigation costs) incurred by the Fund in any fiscal year in excess of 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets.  No reimbursements were required during the year ended June 30, 2009.

Note 5 — Capital Stock
On June 30, 2009, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $9,406,246.  Transactions in capital stock for the years ended June 30, 2009 and 2008 were as follows:

	2009	2008
Shares bought	18,221	25,636
Shares issued as reinvestment of dividends	79,533	97,285
	97,754	122,921
Shares redeemed	(102,502)	(87,113)
Net increase (decrease) in shares outstanding	(4,748)	(35,808)

Condensed Financial Information

Selected Per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value, Beginning of year	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45	$9.70
Income (loss) from investment operations
Net investment income (loss)	.04	.06	.04	.02	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06	.05
Net realized and unrealized gains (losses) on investments	(2.72)	(.62)	1.27	.67	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64	1.10
Total from investment operations	(2.68)	(.56)	1.31	.69	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70	1.15
Less distributions
Dividends from net investment income	.05	.07	.02	.03	—	—	.01	.05	—	—	.04	.05	.07	.02
Distributions from net realized gains	.43	.86	.41	.33	.63	.08	—	.11	1.19	.48	.45	.83	.47	.38
Net asset value, end of year	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45

Total return	(22.39)%	(4.55)	10.44	5.69	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19	12.09
Ratios/supplemental data
Net assets, end of period (000’s)	$12,271	$16,777	18,406	17,506	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300	13,100
Ratio of expenses to average net assets	1.30	1.17	1.17	1.20	1.26	1.27	1.34	1.21	1.20	1.23	1.24	1.34	1.47	1.44
Ratio of net investment income to average net assets	.4	.5	.3	.2	.2	—	—	—	.4	.1	(.1)	.2	.5	.5
Portfolio turnover rate	5%	2	4	11	7	5	4	7	9	6	3	20	7	19

(a) For a share outstanding throughout the year.  Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the thirty-five year period ended June 30, 2009

The accompanying notes are an integral part of these financial statements.

Note 6 — Distributions to Shareholders
The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:
	2009		2008
	Amount	Per share	Amount	Per share
Distributions paid from
Ordinary income	$70,062	$.05	$94,134	$.07
Capital gains	602,536	.43	1,156,506	.86
	$672,598	$.48	$1,250,640	$.93

Selected Per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985

Net asset value, Beginning of year	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65	$7.29
Income (loss) from investment operations
Net investment income (loss)	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14	.24
Net realized and unrealized gains (losses) on investments	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17	1.02
Total from investment operations	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31	1.26
Less distributions
Dividends from net investment income	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24	.14
Distributions from net realized gains	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—	.76
Net asset value, end of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65

Total return	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80	19.10
Ratios/supplemental data
Net assets, end of period (000’s)	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714	10,957
Ratio of expenses to average net assets	1.80	1.79	1.79	1.80	1.87	1.79	1.94	1.97	1.73	1.61	1.71
Ratio of net investment income to average net assets	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6	3.1
Portfolio turnover rate	12	21	17	36	24	44	46	20	51	54	53

Selected Per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.56	1.57	1.67	1.50	1.64	1.50	1.45	1.50	1.50	1.50
Ratio of net investment income to average net assets	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	96	59	34	60	131	97	151	113	113	210%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio investments in securities as of June 30, 2009, and the related statements of operations, changes in net assets, and the selected per share data and ratios for the year then ended. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit. The statement of changes in net assets for the year ended June 30, 2008, and the selected per share data and ratios for each of the four years in the period ended June 30, 2008 were audited by other independent certified public accountants whose report dated August 13, 2008, expressed an unqualified opinion. The selected per share data and ratios for each of the thirteen years in the period ended June 30, 2004, were audited by other independent certified public accountants whose report thereon dated July 16, 2005, expressed an unqualified opinion. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc., as of June 30, 2009, and the results of its operations, changes in its net assets, and the selected per share data and ratios for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Travis Wolff & Company, L.L.P.
Dallas, Texas

August 3, 2009

Officer and Director Information

The directors of Armstrong Associates have been elected by the fund’s shareholders to oversee the fund’s operation and ensure that management’s actions are in line with the objectives and limitations detailed in the fund’s prospectus as well as in the best interests of the shareholders. Each director serves the fund until the fund’s termination or the director’s resignation, removal or retirement.

Armstrong is the only mutual fund managed by Portfolios, Inc., the fund’s advisor. The mailing address of the directors and officers of the fund is 750 N. St. Paul, Dallas, TX. 75201. Additional information about the directors is in Armstrong’s Statement of Additional Information, available without charge from the fund.

Name Date Of Birth	Position With Fund (Starting Year)	Principal Occupation(s) During Last 5 Years
Officers/Directors
C.K. Lawson	President, Treasurer and Director	President and Director,
Sept. 14, 1936	(1967)	Portfolios, Inc.
Candace L. Bossay	Vice President and Secretary	Vice President and Secretary
Oct. 12, 1948	(1973)	Portfolios
Independent Directors
George Y. Banks	Director	Retired Partner, Grant Thornton, LLP
Sept. 18, 1940	(2009)
Eugene P. Frenkel, M.D.	Director	Professor of Internal Medicine and Radiology
Aug. 27, 1929	(1981)	Southwestern Medical School
Douglas W. Maclay	Director	President, Maclay Properties Company
Nov. 29, 1927	(1967)
Cruger S. Ragland	Director	Retired President, Ragland Insurance Agency, Inc.
Aug. 7, 1933	(1982)
Ann D. Reed	Director	Private Investor
Sept. 6, 1933	(1981)

Additional Fund Information

Proxy Voting Information
Shareholders can obtain a free copy of Armstrong’s proxy voting policies and procedures and voting record over the most recent 12 months ending June 30 upon request to: Armstrong Associates, Inc. 750 N. St. Paul St., Ste. 1300, Dallas, Texas 75201-3236, (214) 720-9101, or at the SEC’s website, www.sec.gov.

Armstrong’s Portfolio Information
Armstrong files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov.  In addition the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Custodian Union Bank San Francisco, California	Transfer Agent Portfolios, Inc. Dallas, Texas	Auditors Travis Wolff & Company, L.L.P. Dallas, Texas	Investment Advisor Portfolios, Inc. Dallas, Texas

This report is prepared for the information of the shareholders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

750 N. St. Paul      Suite 1300      Dallas, Texas 75201-3236
(214) 720-9101      (214) 871-8948 FAX

ITEM 2.    CODE OF ETHICS.

The Registrant adopted a Code of Ethics as of May 17, 1995, amended May 26, 2000 and revised and amended April 6, 2005.  All employees of the Registrant, including the Registrant’s principal executive officer and principal financial officer, are covered by the requirements of the Code of Ethics.

The Code of Ethics was filed on August 31, 2007 with Registrants N-CSR for the June 30, 2007 fiscal year end and is hereby incorporated by reference.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Directors (the “Audit Committee”) does not have an “audit committee financial expert”, as defined in Section 407(c) of the Sarbanes-Oxley Act.  The Registrant believes that the experience provided by each member of the Audit Committee provides the Registrant satisfactory oversight for the Registrant’s level of financial and organizational complexity.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for years ended June 30, 2008 and 2009
The aggregate audit fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were $9,000 in 2008 and $9,000 in 2009.

(b) Audit-Related Fees

None

(c) Tax Fees

The aggregate tax fees billed for professional services rendered by the principal accountant to the Registrant were $1,500 in 2008 and $1,500 in 2009.

(d) All Other Fees

There were no other fees billed to the Registrant by the principal accountant for 2008 or 2009.

(e)  (1) Pursuant to the Sarbanes-Oxley Act, it is the policy of the Registrant to have all services performed by the Registrant’s principal accountant for the Registrant pre-approved by the Registrant’s Audit Committee.

(2) The items performed in Item 4(b) through (d) were pre-approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  100% of items performed in (b) through (d), above, during 2008 and 2009 were pre-approved by the Registrant’s Audit Committee.

(f) Not Applicable

(g) Aggregate non-audit fees billed by the principal accountant to the Registrant and to the Registrant’s Investment Advisor were $2,500 in 2008 and $2,500 in 2009.

(h) The Registrant’s Audit Committee has considered the amount of the non-audit services that were rendered to the Registrant’s Investment Advisor of $1,000 for 2008 and $1,000 for 2009, respectively, and concluded that the services and the related revenue for such services to the principal account were compatible with the maintenance of the independence of the principal accountant in regard to the audit and tax services provided to the Registrant.

ITEM 5.    NOT APPLICABLE.

ITEM 6.    INCLUDED IN ITEM 1 OF THIS FORM.

ITEM 7.    NOT APPLICABLE.

ITEM 8.    NOT APPLICABLE.

ITEM 9.    NOT APPLICABLE.

ITEM 10.        NOT APPLICABLE.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) Based on review and evaluation, the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within the 90 day period proceeding the filing date of this document.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could materially affect these controls over financial reporting (as defined by Rule 30a-3(d) of the 1940 Act) within the period from December 31, 2008, through June 30, 2009, and, subsequently, up to the date of this filing, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.        EXHIBITS.

12(a) Certification required by Item 12(a)(2) of Form N-CSR are filed herewith.

        12(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Armstrong Associates, Inc.

By   /s/ C. K. Lawson
C. K. Lawson
President (CEO) and
Treasurer (CFO),
Armstrong Associates, Inc.

August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ C. K. Lawson
C. K. Lawson
President (CEO) and
Treasurer (CFO),
Armstrong Associates, Inc.

August 28, 2009